VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – June 30, 2025 (Unaudited)

Shares		Value
Private Investment Funds(a) - 3.3%
	Diversified – 3.3%
—	AIGA Climate Fund I, LP(b)	$ 4,346,020
—	DigitalBridge Credit II (Onshore), LP(c)	1,960,567
—	QIC Infrastructure Debt Fund II(d)	1,481,700

	Total Private Investment Funds	7,788,287
	(Cost $7,364,422)
Common Stocks - 0.4%
	Airport Development/Maintenance – 0.0%
3,464	Auckland International Airport, Ltd.	16,353
564	Japan Airport Terminal Co., Ltd.	18,010
		34,363
	Building-Heavy Construction – 0.0%
744	Cellnex Telecom SA, 144A	28,970
	Electric-Distribution – 0.0%
2,566	National Grid, PLC	37,665
	Electric-Generation – 0.0%
603	SSE, PLC	15,184
	Electric-Integrated – 0.2%
642	CenterPoint Energy, Inc.	23,587
984	Chubu Electric Power Co., Inc.	12,176
269	CMS Energy Corp.	18,636
332	Duke Energy Corp.	39,176
296	Entergy Corp.	24,604
475	Evergy, Inc.	32,742
98	IDACORP, Inc.	11,314
800	NextEra Energy, Inc.	55,536
2,053	PG&E Corp.	28,619
566	Xcel Energy, Inc.	38,545
		284,935
	Gas-Distribution – 0.0%
1,704	Italgas SpA	14,455
688	NiSource, Inc.	27,754
		42,209
	Pipelines – 0.1%
2,959	APA Group	15,910
143	Cheniere Energy, Inc.	34,823
392	Koninklijke Vopak NV	19,470
119	Targa Resources Corp.	20,716
502	TC Energy Corp.	24,507
666	Williams Cos., Inc./The	41,832
		157,258
	Public Thoroughfares – 0.0%
2,384	Transurban Group	21,935
	Transport-Rail – 0.1%
443	Canadian Pacific Kansas City, Ltd.	35,193
863	East Japan Railway Co.	18,564
1,101	Getlink SE	21,254
229	Union Pacific Corp.	52,688
		127,699
	Water – 0.0%
134	American Water Works Co., Inc.	18,641
2,355	Pennon Group, PLC	16,247
		34,888

	Total Common Stocks	785,106
	(Cost $750,582)
Shares		Value

Real Estate Investment Trust - 0.0%
	REITS-Diversified – 0.0%
44	American Tower Corp., REIT	$ 9,725
225	Crown Castle, Inc., REIT	23,114
149	SBA Communications Corp., REIT	34,991
		67,830

	Total Real Estate Investment Trust	67,830
	(Cost $65,323)
Par
Corporate Debts - 3.1%
	Building Production-Cement/Aggregates – 0.0%
$10,000	Quikrete Holdings, Inc., 144A, 6.38%, 3/1/2032	10,289
	Cable/Satellite TV – 0.5%
71,000	Cable One, Inc., 144A, 4.00%, 11/15/2030	55,999
65,000	CCO Holdings, 144A, 6.38%, 9/1/2029	66,349
163,000	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A, 4.75%, 3/1/2030	158,037
10,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 6.15%, 11/10/2026	10,194
87,000	Comcast Corp., 2.35%, 1/15/2027	84,672
40,000	Cox Communications, Inc., 144A, 3.50%, 8/15/2027	39,238
181,000	CSC Holdings, LLC, 144A, 3.38%, 2/15/2031	125,570
	Directv Financing, LLC / Directv Financing Co.-Obligor, Inc.,
22,000	5.88%, 8/15/2027, 144A	21,942
100,000	10.00%, 2/15/2031, 144A	97,152
81,000	DISH Network Corp., 144A, 11.75%, 11/15/2027	83,559
65,000	GCI, LLC, 144A, 4.75%, 10/15/2028	62,893
	LCPR Senior Secured Financing DAC,
25,000	6.75%, 10/15/2027, 144A	16,863
16,000	5.13%, 7/15/2029, 144A	9,440
52,000	Midcontinent Communications, 144A, 8.00%, 8/15/2032	55,095
47,000	Sunrise Finco I BV, 144A, 4.88%, 7/15/2031	44,480
97,000	Virgin Media Secured Finance, PLC, 144A, 4.50%, 8/15/2030	90,211
22,000	VZ Secured Financing BV, 144A, 5.00%, 1/15/2032	19,590
		1,041,284
	Cellular Telecom – 0.1%
8,000	C&W Senior Finance Ltd., 144A, 9.00%, 1/15/2033	8,190
6,000	Liberty Costa Rica Senior Secured Finance, 144A, 10.88%, 1/15/2031	6,387
	Rogers Communications, Inc.,
53,000	3.20%, 3/15/2027	51,982

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – June 30, 2025 (Unaudited) (continued)

Par		Value
	Cellular Telecom - (continued)
$84,000	UST + 3.59%, 5.25%, 3/15/2082, 144A(e)	$ 83,415
40,000	T-Mobile USA, Inc., 3.75%, 4/15/2027	39,601
		189,575
	Electric-Distribution – 0.2%
64,000	Consolidated Edison Co. of New York, Inc., 4.00%, 12/1/2028	63,780
64,000	Exelon Corp., 3.40%, 4/15/2026	63,449
	Sempra,
34,000	3.40%, 2/1/2028	33,205
35,000	UST + 2.79%, 6.88%, 10/1/2054(e)	35,383
70,000	UST + 2.14%, 6.55%, 4/1/2055(e)	66,553
66,000	XPLR Infrastructure Operating Partners LP, 144A, 7.25%, 1/15/2029	67,702
		330,072
	Electric-Generation – 0.0%
12,231	AES Panama Generation Holdings SRL, 144A, 4.38%, 5/31/2030	11,207
71,000	Vistra Operations Co., LLC, 144A, 7.75%, 10/15/2031	75,512
		86,719
	Electric-Integrated – 0.5%
89,000	AES Corp., UST + 2.89%, 6.95%, 7/15/2055(e)	87,043
46,000	Ameren Corp., 1.75%, 3/15/2028	42,933
	American Electric Power Co., Inc.,
33,000	UST + 2.68%, 6.95%, 12/15/2054(e)	34,490
15,000	UST + 2.75%, 7.05%, 12/15/2054(e)	15,618
34,000	Black Hills Corp., 5.95%, 3/15/2028	35,230
65,000	CenterPoint Energy, Inc., UST + 2.95%, 6.85%, 2/15/2055(e)	67,409
46,000	CMS Energy Corp., 3.45%, 8/15/2027	45,178
5,000	Consumers Energy Co., 4.65%, 3/1/2028	5,073
40,000	Dominion Energy Inc., 2.85%, 8/15/2026	39,328
64,000	Duke Energy Corp., 2.65%, 9/1/2026	62,819
41,000	Edison International, UST + 3.66%, 7.88%, 6/15/2054(e)	38,944
112,000	Emera, Inc., 6.75%, 6/15/2076	112,983
65,000	Entergy Corp., UST + 2.67%, 7.13%, 12/1/2054(e)	67,415
47,000	Evergy, Inc., UST + 2.56%, 6.65%, 6/1/2055(e)	47,833
34,000	Eversource Energy, 5.45%, 3/1/2028	34,891
34,000	FirstEnergy Corp., 3.90%, 7/15/2027	33,630
10,000	Florida Power & Light Co., 3.13%, 12/1/2025	9,953
46,000	Fortis Inc. / Canada, 3.06%, 10/4/2026	45,195
Par		Value
	Electric-Integrated - (continued)
	NextEra Energy Capital Holdings, Inc.,
$40,000	1.90%, 6/15/2028	$ 37,388
15,000	UST + 2.55%, 3.80%, 3/15/2082(e)	14,410
34,000	Pacific Gas and Electric Co., 3.15%, 1/1/2026	33,679
67,000	PG&E Corp., UST + 3.88%, 7.38%, 3/15/2055(e)	63,618
53,000	PPL Capital Funding, Inc., 3.10%, 5/15/2026	52,381
53,000	Public Service Electric & Gas Co., 3.00%, 5/15/2027	52,019
53,000	Southern Co. (The), 4.85%, 6/15/2028	53,932
34,000	Southwestern Electric Power Co., 2.75%, 10/1/2026	33,278
34,000	Virginia Electric & Power Co., 3.50%, 3/15/2027	33,648
53,000	WEC Energy Group, Inc., 4.75%, 1/15/2028	53,561
		1,253,879
	Gas-Distribution – 0.1%
44,000	AltaGas Ltd., 144A, UST + 3.57%, 7.20%, 10/15/2054(e)	44,120
53,000	CenterPoint Energy Resources Corp., 5.25%, 3/1/2028	54,302
46,000	NiSource, Inc., 3.49%, 5/15/2027	45,315
21,000	Venture Global Plaquemines LNG, LLC, 144A, 7.50%, 5/1/2033	22,502
		166,239
	Independent Power Producer – 0.1%
77,000	Calpine Corp., 144A, 5.13%, 3/15/2028	76,962
68,000	Clearway Energy Operating, LLC, 144A, 3.75%, 2/15/2031	62,486
	NRG Energy, Inc.,
35,000	5.25%, 6/15/2029, 144A	34,832
41,000	3.63%, 2/15/2031, 144A	37,761
		212,041
	Internet Telephony – 0.0%
83,000	Cablevision Lightpath, LLC, 144A, 3.88%, 9/15/2027	80,049
	Machinery-Pumps – 0.0%
46,000	Xylem, Inc., 1.95%, 1/30/2028	43,528
	Non-hazardous Waste Disposal – 0.1%
47,000	GFL Environmental, Inc., 144A, 3.50%, 9/1/2028	45,369
64,000	Republic Services, Inc., 2.90%, 7/1/2026	63,171
64,000	Waste Connections Inc., 4.25%, 12/1/2028	64,290
64,000	Waste Management Inc., 3.15%, 11/15/2027	62,730
25,000	Wrangler Holdco Corp., 144A, 6.63%, 4/1/2032	26,046
		261,606

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – June 30, 2025 (Unaudited) (continued)

Par		Value
	Oil Refining & Marketing – 0.1%
$68,000	Parkland Corp., 144A, 4.50%, 10/1/2029	$ 65,419
41,000	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/2029	39,832
		105,251
	Pipelines – 0.9%
58,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.38%, 6/15/2029	57,603
64,000	Boardwalk Pipelines LP, 4.45%, 7/15/2027	64,000
71,000	Buckeye Partners LP, 4.13%, 12/1/2027	69,775
53,000	Cheniere Corpus Christi Holdings, LLC, 5.13%, 6/30/2027	53,518
46,000	Cheniere Energy, Inc., 4.63%, 10/15/2028	45,950
15,000	Columbia Pipelines Holding Co., LLC, 144A, 6.04%, 8/15/2028	15,623
53,000	DCP Midstream Operating LP, 5.63%, 7/15/2027	54,202
41,000	DT Midstream, Inc., 144A, 4.13%, 6/15/2029	39,625
	Enbridge, Inc.,
64,000	3.70%, 7/15/2027	63,223
106,000	UST + 4.42%, 7.63%, 1/15/2083(e)	112,043
	Energy Transfer LP,
40,000	5.55%, 2/15/2028	41,169
65,000	UST + 5.31%, 7.13%, 5/15/2030(e)	66,376
35,000	SOFR + 3.28%, 7.56%, 11/1/2066(f)	34,920
10,000	Enterprise Products Operating LLC, 4.60%, 1/11/2027	10,061
	Enterprise Products Operating, LLC,
34,000	3.70%, 2/15/2026	33,834
40,000	3.95%, 2/15/2027	39,874
35,000	SOFR + 3.29%, 5.25%, 8/16/2077(e)	34,717
112,000	SOFR + 2.83%, 5.38%, 2/15/2078(e)	110,443
9,000	Excelerate Energy LP, 144A, 8.00%, 5/15/2030	9,494
45,000	Genesis Energy, 7.88%, 5/15/2032	46,827
5,000	Global Partners LP / GLP Finance Corp., 144A, 8.25%, 1/15/2032	5,263
65,000	Hess Midstream Operations LP, 144A, 5.50%, 10/15/2030	65,333
40,000	Kinder Morgan, Inc., 4.30%, 3/1/2028	40,043
89,000	Kinetik Holdings LP, 144A, 5.88%, 6/15/2030	89,811
46,000	MPLX LP, 4.00%, 3/15/2028	45,562
65,000	NuStar Logistics LP, 5.63%, 4/28/2027	65,605
	ONEOK, Inc.,
10,000	5.85%, 1/15/2026	10,052
20,000	5.38%, 6/1/2029	20,435
47,000	Plains All American Pipeline LP, SOFR + 4.37%, 8.70%, 7/30/2025(f)	47,217
Par		Value
	Pipelines - (continued)
$40,000	Plains All American Pipeline LP / PAA Finance Corp., 3.55%, 12/15/2029	$ 38,248
25,000	Rockies Express Pipeline, LLC, 144A, 4.95%, 7/15/2029	24,559
89,000	South Bow Canadian Infrastructure Holdings, Ltd., 144A, UST + 3.67%, 7.50%, 3/1/2055(e)	91,906
53,000	South Bow USA Infrastructure Holdings, LLC, 144A, 4.91%, 9/1/2027	53,355
41,000	Summit Midstream Holdings, LLC, 144A, 8.63%, 10/31/2029	41,978
71,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A, 6.00%, 12/31/2030	69,732
70,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.88%, 1/15/2029	71,406
100,000	Transcanada Trust, UST + 3.99%, 5.60%, 3/7/2082(e)	97,261
64,000	Transcontinental Gas Pipe Line Co., LLC, 4.00%, 3/15/2028	63,427
65,000	Venture Global Calcasieu Pass, LLC, 144A, 6.25%, 1/15/2030	67,088
	Venture Global LNG, Inc.,
24,000	7.00%, 1/15/2030, 144A	24,283
32,000	8.38%, 6/1/2031, 144A	33,259
13,000	Venture Global Plaquemines LNG, LLC, 144A, 6.50%, 1/15/2034	13,000
64,000	Western Midstream Operating LP, 4.75%, 8/15/2028	63,995
25,000	Whistler Pipeline, LLC, 144A, 5.40%, 9/30/2029	25,297
		2,171,392
	REITS-Diversified – 0.1%
34,000	American Tower Corp., REIT, 5.25%, 7/15/2028	34,868
5,000	Crown Castle International Corp., REIT, 4.00%, 3/1/2027	4,973
46,000	Digital Realty Trust LP, REIT, 3.70%, 8/15/2027	45,436
10,000	Equinix, Inc., REIT, 1.80%, 7/15/2027	9,538
4,000	Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital, LLC REIT, 144A, REIT, 8.63%, 6/15/2032	4,044
	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital, LLC,
69,000	10.50%, 2/15/2028, 144A, REIT	73,195
21,000	6.50%, 2/15/2029, 144A, REIT	20,317
		192,371
	Retail-Propane Distribution – 0.1%
65,000	Ferrellgas LP / Ferrellgas Finance Corp., 144A, 5.88%, 4/1/2029	60,190
77,000	Suburban Propane Partners LP / Suburban Energy Finance Corp., 144A, 5.00%, 6/1/2031	72,898
		133,088
	Satellite Telecom – 0.0%
51,856	EchoStar Corp., 6.75%, 11/30/2030(g)	47,364

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – June 30, 2025 (Unaudited) (continued)

Par		Value
	Steel-Producers – 0.0%
$25,000	Cleveland-Cliffs Inc., 5.88%, 6/1/2027	$ 24,995
	Telecom Services – 0.1%
68,000	Bell Telephone Co. of Canada or Bell Canada, UST + 2.39%, 6.88%, 9/15/2055(e)	69,871
47,000	Fibercop SpA, 144A, 6.38%, 11/15/2033	45,876
102,000	Frontier Communications Holdings, LLC, 144A, 8.63%, 3/15/2031	108,458
10,000	Iliad Holding SAS, 144A, 7.00%, 10/15/2028	10,191
44,000	TELU.S. Corp, UST + 2.71%, 7.00%, 10/15/2055(e)	44,404
34,000	TELUS Corp., 3.70%, 9/15/2027	33,522
		312,322
	Telephone-Integrated – 0.1%
41,000	Telecom Italia Capital SA , 6.38%, 11/15/2033	42,804
81,000	AT&T, Inc., 1.70%, 3/25/2026	79,390
46,000	British Telecommunications PLC, 5.13%, 12/4/2028	47,031
30,000	Level 3 Financing, 144A, 3.75%, 7/15/2029	25,388
47,000	Level 3 Financing Inc., 144A, 6.88%, 6/30/2033	47,857
12,000	Sprint Capital Corp, 6.88%, 11/15/2028	12,885
5,000	Verizon Communications, Inc., 4.33%, 9/21/2028	5,022
		260,377
	Transport-Rail – 0.1%
25,000	Brightline East, LLC, 144A, 11.00%, 1/31/2030	18,523
34,000	Canadian National Railway Co., 2.75%, 3/1/2026	33,620
40,000	Canadian Pacific Railway Co., 1.75%, 12/2/2026	38,616
64,000	CSX Corp., 2.60%, 11/1/2026	62,647
40,000	Norfolk Southern Corp., 2.90%, 6/15/2026	39,462
64,000	Union Pacific Corp., 4.75%, 2/21/2026	64,098
		256,966

	Total Corporate Debts	7,179,407
	(Cost $7,130,657)
Hybrid Debt Investments - 6.2%
	Power - Conventional Generation – 6.2%
993,003	CPV Shore Holdings, LLC, Term B Advance, SOFR + 3.75%, 8.05%, 1/26/2032(f)	990,213
2,902,835	Eastern Power, LLC, Term Loan B, SOFR + 5.25%, 9.58%, 4/3/2028(f)	2,911,703
1,000,000	Hill Top Energy Center, LLC, Term Loan B, SOFR + 3.25%, 7.55%, 6/17/2032(f)	1,000,625
	Invenergy Thermal Operating I, LLC,
1,875,000	Term Loan B, SOFR + 3.50%, 7.80%, 5/6/2032(f)	1,891,641
125,000	Term Loan C, SOFR + 3.50%, 7.80%, 5/6/2032(f)	126,109
Par		Value

	Power - Conventional Generation - (continued)
	Lackawanna Energy Center,
$1,622,128	Term B-2 Tranche, SOFR + 4.25%, 8.58%, 8/6/2029(f)	$ 1,630,912
357,182	Term C Facility, SOFR + 4.25%, 8.58%, 8/6/2029(f)	359,116
3,991,935	MRP Buyer, LLC, Closing Date Term Loan, SOFR + 3.25%, 7.57%, 5/24/2032(f)	3,937,066
508,065	MRP Buyer, LLC, Unfunded, 6/4/2032(h)(i)	0
849,620	Oregon Clean Energy, LLC, Term Loan B Advance, SOFR + 3.50%, 7.80%, 7/12/2030(f)	858,010
	South Field Energy, LLC,
843,203	Term Loan B, SOFR + 3.25%, 7.55%, 8/29/2031(f)	847,769
54,224	Term Loan C, SOFR + 3.25%, 7.55%, 8/29/2031(f)	54,517
		14,607,681

	Total Hybrid Debt Investments	14,607,681
	(Cost $14,429,536)
Private Debts(a)(j) - 80.6%
	Digital Infrastructure - Data Center Services – 13.8%
	CoreWeave CAC IV, LLC, SOFR + 6.00%,
470,426	10.30%, 6/28/2029(f)	476,683
704,330	10.30%, 7/26/2029(f)	713,697
1,378,188	10.32%, 8/27/2029(f)	1,396,518
1,754,422	10.24%, 10/11/2029(f)	1,777,756
901,022	10.28%, 10/28/2029(f)	913,005
1,019,191	10.32%, 11/25/2029(f)	1,032,746
496,793	10.29%, 12/10/2029(f)	503,401
862,113	10.30%, 12/31/2029(f)	873,579
933,930	10.30%, 2/5/2030(f)	946,351
136,762	10.30%, 3/20/2030(f)	138,581
813,357	10.28%, 4/23/2030(f)	824,175
197,783	10.28%, 4/25/2030(f)	200,413
109,250	10.32%, 5/21/2030(f)	110,703
5,222,434	CoreWeave CAC IV, LLC, Unfunded, 0.50%, 9/29/2025(i)	104,855
	VCRDX Data Center 1, LLC, SOFR + 5.50%,
3,924,882	9.80%, 6/27/2029(f)(g)(k)	3,926,844
4,718,329	9.80%, 6/27/2029(f)(g)(k)	4,720,688
3,964,328	9.80%, 6/27/2029(f)(g)(k)	3,966,310
4,765,749	9.80%, 6/27/2029(f)(g)(k)	4,768,132
5,000,000	VDC OH11 Holdco, LLC, 8.85%, 9/18/2030(g)	4,975,135
5,000,000	VDC OH11 Holdco, LLC, Unfunded, 1.25%, 6/18/2026(i)	0
		32,369,572
	Digital Infrastructure - Fiber – 7.4%
15,000,000	Conterra Ultra Broadband SPV II, LLC, SOFR + 6.50%, 10.78%, 4/8/2028(f)	14,748,000
2,671,556	Glass Routes, LLC, SOFR + 7.50%, 11.78%, 5/9/2028(f)(g)	2,648,367
17,333,333	Glass Routes, LLC, Unfunded, 2.00%, 5/9/2028(i)	0
		17,396,367
	Energy Transition - Battery Storage – 8.2%
6,000,000	esV Intermediate Holdco, LLC, SOFR + 4.35%, 8.65%, 3/22/2027(f)	5,999,400
328,672	Regis Laureles, LLC, WSJ Prime + 2.00%, 9.50%, 1/9/2026(f)	328,655

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – June 30, 2025 (Unaudited) (continued)

Par		Value

	Energy Transition - Battery Storage - (continued)
$ 251,740	Regis Laureles, LLC, Unfunded, 1/9/2026(h)(i)	$ 0
356,928	Regis Leakey, LLC, WSJ Prime + 2.00%, 9.50%, 1/9/2026(f)	356,905
445,829	Regis Leakey, LLC, Unfunded, 1/9/2026(h)(i)	0
384,674	Regis Mason, LLC, WSJ Prime + 2.00%, 9.50%, 10/9/2025(f)	384,651
438,521	Regis Mason, LLC, Unfunded, 10/9/2025(h)(i)	0
423,057	Regis Medina Lake, LLC, WSJ Prime + 2.00%, 9.50%, 1/9/2026(f)	423,035
349,298	Regis Medina Lake, LLC, Unfunded, 1/9/2026(h)(i)	0
382,341	Regis Medina, LLC, WSJ Prime + 2.00%, 9.50%, 1/9/2026(f)	382,317
432,926	Regis Medina, LLC, Unfunded, 1/9/2026(h)(i)	0
435,910	Regis Muenster, LLC, WSJ Prime + 2.00%, 9.50%, 10/9/2025(f)	435,889
279,640	Regis Muenster, LLC, Unfunded, 10/9/2025(h)(i)	0
371,803	Regis Utopia, LLC, WSJ Prime + 2.00%, 9.50%, 1/9/2026(f)	371,780
418,662	Regis Utopia, LLC, Unfunded, 1/9/2026(h)(i)	0
	Spearmint Renewable Development Company, LLC,
	Tranche A
1,091,883	13.75%, 6/9/2027(g)(l)	1,091,774
923,984	13.75%, 6/9/2027(g)(l)	923,891
	Tranche B
4,680,302	10.75%, 9/9/2025(g)(l)	4,660,814
3,931,969	10.75%, 9/9/2025(g)(l)	3,922,621
		19,281,732
	Energy Transition - Energy Efficiency – 5.0%
6,000,000	Ameresco, Inc., SOFR + 5.88%, 10.17%, 6/28/2029(f)	5,910,600
5,915,000	Budderfly SPV I, LLC, SOFR + 4.50%, 8.80%, 12/20/2028(f)	5,916,774
1,085,000	Budderfly SPV I, LLC, Unfunded, 1.00%, 12/20/2028(i)	4,405
		11,831,779
	Midstream - Floating Production System – 3.2%
	Salamanca Infrastructure Finance, LLC, SOFR + 5.25%,
7,130,882	9.55%, 10/1/2030(f)(g)	7,110,916
203,880	9.55%, 10/1/2030(f)(g)	203,309
322,148	9.55%, 10/1/2030(f)(g)	321,245
96,258	Salamanca Infrastructure Finance, LLC, Unfunded, 1.00%, 10/1/2030(i)	0
		7,635,470
	Midstream - Hydrocarbon Production – 1.5%
3,535,032	Tres Energy, LLC, SOFR + 6.50%, 10.80%, 11/2/2029(f)	3,456,908
6,369,427	Tres Energy, LLC, Unfunded, 1.00%, 9/30/2025(i)	17,015
		3,473,923
Par		Value

	Power - Conventional Generation – 9.5%
$ 7,720,059	Caithness Brookhaven, LLC, SOFR + 4.75%, 9.01%, 7/31/2029(f)	$ 7,778,732
14,543,100	Trumbull Holdco 2, LLC, SOFR + 9.10%, 13.43%, 11/3/2026(f)(g)	14,512,559
		22,291,291
	Renewables - Solar – 22.3%
2,127,072	9521 US 14 Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 9/26/2025(f)	2,127,497
794,751	Anacott Solar, LLC, WSJ Prime + 2.00%, 9.50%, 12/26/2025(f)	794,910
162,149	Anacott Solar, LLC, Unfunded, 12/26/2025(h)(i)	0
558,821	Broadlea Road Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 3/20/2026(f)	558,933
175,079	Broadlea Road Solar 1, LLC, Unfunded, 3/20/2026(h)(i)	0
492,437	Chester Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 3/13/2026(f)	492,536
169,113	Chester Solar 1, LLC, Unfunded, 3/13/2026(h)(i)	0
2,103,883	Cottage Grove North Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 9/20/2025(f)	2,103,331
261,017	Cottage Grove North Solar 1, LLC, Unfunded, 9/20/2025(h)(i)	0
2,366,571	Cottage Grove South 1, LLC, WSJ Prime + 2.00%, 9.50%, 9/20/2025(f)	2,366,017
129	Cottage Grove South 1, LLC, Unfunded, 9/20/2025(h)(i)	0
15,000,000	EG US Devco, LLC, SOFR + 6.26%, 10.57%, 7/15/2027(f)	14,874,000
1,030,947	Geranium Solar, LLC, WSJ Prime + 2.00%, 9.50%, 11/21/2025(f)	1,031,153
205,753	Geranium Solar, LLC, Unfunded, 11/21/2025(h)(i)	0
394,152	Goodenow Road West Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 9/26/2025(f)	394,231
524,194	Goshen Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 6/14/2026(f)	524,299
99,156	Goshen Solar 1, LLC, Unfunded, 6/14/2026(h)(i)	0
402,290	Goshen Solar 2, LLC, WSJ Prime + 2.00%, 9.50%, 6/25/2026(f)	402,371
370,360	Goshen Solar 2, LLC, Unfunded, 6/25/2026(h)(i)	0
482,878	Gougar Road Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 3/13/2026(f)	482,975
2,022	Gougar Road Solar 1, LLC, Unfunded, 3/13/2026(h)(i)	0
377,104	Grant Highway Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 1/16/2026(f)	377,179
10,000,000	Greenalia Power US Advanced II, LLC, SOFR + 6.76%, 11.09%, 2/15/2027(f)	10,008,000
5,000,000	Greenalia S.A. Topco Uncovered Loan, SOFR + 11.40%, 15.72%, 10/15/2038(f)	4,975,095
599,246	Hillview Drive Solar, LLC, WSJ Prime + 2.00%, 9.50%, 3/20/2026(f)	599,365
235,704	Hillview Drive Solar, LLC, Unfunded, 3/20/2026(h)(i)	0

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – June 30, 2025 (Unaudited) (concluded)

Par		Value

	Renewables - Solar - (continued)
$ 6,000,000	PSE BorrowerCo., LLC, SOFR + 4.50%, 8.85%, 11/10/2026(f)	$ 5,985,600
390,250	South Green Haven Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 3/13/2026(f)	390,328
3,407,070	SRC Construction Borrower 3, LLC, 10.00%, 7/24/2028(g)	3,339,951
1,806,385	SRC Construction Borrower 3, LLC, Unfunded, 1.75%, 7/24/2028(i)	0
415,636	Yager Road Whiteside Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 12/26/2025(f)	415,719
		52,243,490
	Renewables - Wind and Transmission – 4.3%
10,000,000	SunZia Upper Co., LLC, SOFR + 5.00%, 9.30%, 12/21/2025(f)	10,000,000
	Transportation - Airport – 4.4%
CAD 13,781,060	Porter Aircraft Leasing Corp., CORRA + 5.79%, 8.55%, 5/31/2026(f)(g)	10,427,762
	Transportation - Parking and EV Charging – 1.0%
	FlashParking AssetCo SPV, LLC, SOFR + 4.65%,
$ 845,070	8.78%, 9/5/2029(f)	838,479
294,371	8.82%, 9/5/2029(f)	292,075
329,695	8.87%, 9/5/2029(f)	327,123
788,914	8.90%, 9/5/2029(f)	782,760
7,741,950	FlashParking AssetCo SPV, LLC, Unfunded, 1.50%, 8/23/2027(i)	38,710
		2,279,147

	Total Private Debts	189,230,533
	(Cost $188,585,004)
Shares
Short-Term Investment - 6.0%
14,142,963	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class 4.19%	14,142,963
	(Cost $14,142,963)
	Total Investments - 99.6%	233,801,807
	(Cost $232,468,487)
	Other Assets net of Liabilities - 0.4%	900,666
	Net Assets - 100.0%	$234,702,473

(a)	Restricted Securities.
(b)	Partnership is not designated in units. The Fund owns approximately 4.2% of this Fund.
(c)	Partnership is not designated in units. The Fund owns approximately 1.5% of this Fund.
(d)	Partnership is not designated in units. The Fund owns approximately 1.2% of this Fund.
(e)	The security is currently paying a fixed rate as presented and set to convert to a variable rate at a later date with the rate determined as [Referenced Rate + Basis-point spread].
(f)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Non-income producing security.
(i)	Par amount represents the Fund’s remaining commitment of additional debt upon request by the underlying borrower. The rate presented, if any, represents the commitment fee rate paid by the underlying borrower to the Fund with respect to the par amount of the commitment. See the section of Commitments and Contingencies in the Notes to Portfolio of Investments.
(j)	Security value was determined by using significant unobservable inputs.
(k)	Entity is a wholly-owned subsidiary that has acquired private debt with the disclosed terms and an underlying borrower in the Data Services Sector.
(l)	The variable rate is subject to a contractual interest rate floor.
Portfolio Abbreviations:
144A - Rule 144A Security
CAD – Canada Dollar
CORRA - Canadian Overnight Repo Rate Average
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
UST - 5 Year United States Treasury Rate
WSJ Prime - Wall Street Journal Prime Rate
Industry	% of Net Assets
Renewables - Solar	22.3%
Power - Conventional Generation	15.7%
Digital Infrastructure - Data Center Services	13.8%
Energy Transition - Battery Storage	8.2%
Digital Infrastructure - Fiber	7.4%
Short-Term Investment	6.0%
Energy Transition - Energy Efficiency	5.0%
Transportation - Airport	4.4%
Renewables - Wind and Transmission	4.3%
Diversified	3.3%
All Other Industries	9.2%
Other Assets net of Liabilities	0.4%
Total	100.0%

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited)

Securities Valuation - The Board of Trustees (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Syndicated loans (Hybrid Debt Investments) are valued by Approved Pricing Sources at the average of broker quotes obtained from market makers deemed reliable by their internal evaluation staff or by internally developed models that incorporate both indicative quotes and actual trade data for similar loans.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing Net Asset Value ("NAV").
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.
The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.
The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.
The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.
In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (continued)

Private Investment Funds -  The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.
Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.
In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.
If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.
The June 30, 2025 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its June 30, 2025 NAV calculation.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of June 30, 2025 is as follows:
	Total Fair Value at 06/30/2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$785,106	$545,266	$239,840	$—
Real Estate Investment Trust*	67,830	67,830	—	—
Corporate Debts*	7,179,407	—	7,179,407	—
Hybrid Debt Investments*	14,607,681	—	14,607,681	—

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (continued)

	Total Fair Value at 06/30/2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Private Debts*	$189,230,533	$—	$—	$189,230,533
Short-Term Investment	14,142,963	14,142,963	—	—
Subtotal	$226,013,520	$14,756,059	$22,026,928	$189,230,533
Private Investment Funds (held at NAV)*	7,788,287
Total	$233,801,807
*	See Portfolio of Investments for industry breakout.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Total	Private Debts
Balance as of 03/31/2025	$170,054,898	$170,054,898
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Net purchases (sales)	18,037,315	18,037,315
Accretion and Amortization	214,196	214,196
Realized Loss	(18,629)	(18,629)
Change in unrealized gain/loss	942,753	942,753
Balance as of 06/30/2025	$189,230,533	$189,230,533
For the period ended June 30, 2025, the total change in unrealized gain/loss on Level 3 securities still held at the end of the period was $925,531.
The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at June 30, 2025:
Category	Total Fair Value at 06/30/2025	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Private Debts	$189,065,548	Amortized Cost	Cost	$0.98 - $1.01	$0.99
		Discounted Cash Flow	Discount Rate	1.70% - 14.50%	6.14%
Private Debts - Unfunded Commitments	164,985	Amortized Cost	Cost	$0.00 - $0.02	$0.01
Balance as of 06/30/2025	$189,230,533
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
Loan Assignment and Participation Risk. The Fund may purchase loan assignments and participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral and may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest. The Fund may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower). As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set- off between the lender and the borrower.
Payment in Kind Interest Risk. To the extent that the Fund invests in loans with a PIK interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.
Direct Lending Risk. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund may lose money on the loan depending on, among other things, the value of the underlying collateral and the Fund’s rights to that collateral. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (continued)

publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.
General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.
Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.
Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.
Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.
Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund's investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.
Restricted Securities. Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. This and other important information are described in the Fund's Prospectus.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (continued)

As of June 30, 2025, the Fund invested in the following restricted securities:
Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)(d)	% of Net Assets
9521 US 14 Solar 1, LLC	3/27/2025	2,127,072	—	$2,127	$2,127	$—	0.9%
AIGA Climate Fund I, LP	7/5/2024	—	4.2%	3,803	4,346	6,371	1.9%
Ameresco, Inc.	9/5/2024	6,000,000	—	5,920	5,911	—	2.5%
Anacott Solar, LLC	3/27/2025	794,751	—	795	795	162	0.3%
Broadlea Road Solar 1, LLC	3/27/2025	558,821	—	559	559	175	0.2%
Budderfly SPV I, LLC	7/31/2024	5,915,000	—	5,913	5,917	—	2.5%
Budderfly SPV I, LLC, Unfunded	7/31/2024	1,085,000	—	4	4	1,085	0.0%
Caithness Brookhaven, LLC	4/3/2024	7,720,059	—	7,673	7,779	—	3.3%
Chester Solar 1, LLC	3/27/2025	492,437	—	492	492	169	0.2%
Conterra Ultra Broadband SPV II, LLC	10/31/2024	15,000,000	—	14,760	14,748	—	6.3%
CoreWeave CAC IV, LLC
10.30%	7/30/2024	470,426	—	473	477	—	0.2%
10.30%	7/30/2024	704,330	—	709	714	—	0.3%
10.32%	8/27/2024	1,378,188	—	1,386	1,396	—	0.6%
10.24%	10/11/2024	1,754,422	—	1,765	1,778	—	0.8%
10.28%	10/28/2024	901,022	—	907	913	—	0.4%
10.32%	11/25/2024	1,019,191	—	1,026	1,033	—	0.4%
10.29%	12/10/2024	496,793	—	500	503	—	0.2%
10.30%	12/31/2024	862,113	—	868	874	—	0.4%
10.30%	3/20/2025	136,762	—	137	139	—	0.1%
10.30%	2/5/2025	933,930	—	940	946	—	0.4%
10.28%	4/23/2025	813,357	—	817	824	—	0.3%
10.28%	4/25/2025	197,783	—	199	200	—	0.1%
10.32%	5/21/2025	109,250	—	110	111	—	0.0%
CoreWeave CAC IV, LLC, Unfunded	7/30/2024	5,222,434	—	110	105	5,222	0.0%
Cottage Grove North Solar 1, LLC	6/26/2024	2,103,883	—	2,103	2,103	261	0.9%
Cottage Grove South 1, LLC	6/26/2024	2,366,571	—	2,366	2,366	—	1.0%
DigitalBridge Credit II (Onshore), LP	8/28/2024	—	1.5%	1,950	1,961	4,066	0.8%
EG US Devco, LLC	12/24/2024	15,000,000	—	14,849	14,874	—	6.3%
esV Intermediate Holdco, LLC	7/1/2024	6,000,000	—	5,975	5,999	—	2.6%
FlashParking AssetCo SPV, LLC
8.78%	9/30/2024	845,070	—	845	838	—	0.4%
8.90%	12/23/2024	788,914	—	789	783	—	0.3%
8.87%	3/31/2025	329,695	—	330	327	—	0.1%
8.82%	6/30/2025	294,371	—	294	292	—	0.1%
FlashParking AssetCo SPV, LLC, Unfunded	9/6/2024	7,741,950	—	39	39	7,742	0.0%
Geranium Solar, LLC	3/27/2025	1,030,947	—	1,031	1,031	206	0.4%
Glass Routes, LLC	5/21/2025	2,671,556	—	2,648	2,648	—	1.1%
Glass Routes, LLC, Unfunded	5/21/2025	17,333,333	—	—	—	17,333	0.0%
Goodenow Road West Solar 1, LLC	3/27/2025	394,152	—	394	394	—	0.2%
Goshen Solar 1, LLC	3/27/2025	524,194	—	524	524	99	0.2%
Goshen Solar 2, LLC	3/27/2025	402,290	—	402	402	370	0.2%
Gougar Road Solar 1, LLC	3/27/2025	482,878	—	483	483	2	0.2%
Grant Highway Solar 1, LLC	3/27/2025	377,104	—	377	377	—	0.2%
Greenalia Power US Advanced II, LLC	9/30/2024	10,000,000	—	9,928	10,008	—	4.3%
Greenalia S.A. Topco Uncovered Loan	4/30/2025	5,000,000	—	4,975	4,975	—	2.1%
Hillview Drive Solar, LLC	3/27/2025	599,246	—	599	599	236	0.3%
Porter Aircraft Leasing Corp.	5/7/2024	13,781,060	—	10,071	10,428	—	4.4%
PSE BorrowerCo., LLC	9/4/2024	6,000,000	—	5,987	5,986	—	2.5%
QIC Infrastructure Debt Fund II	4/25/2025	—	1.2%	1,612	1,482	3,555	0.6%
Regis Laureles, LLC	7/11/2024	328,672	—	329	329	252	0.1%
Regis Leakey, LLC	7/11/2024	356,928	—	357	357	446	0.2%
Regis Mason, LLC	7/11/2024	384,674	—	385	385	439	0.2%
Regis Medina Lake, LLC	7/11/2024	423,057	—	423	423	349	0.2%
Regis Medina, LLC	7/11/2024	382,341	—	382	382	433	0.2%
Regis Muenster, LLC	7/11/2024	435,910	—	436	436	280	0.2%
Regis Utopia, LLC	7/11/2024	371,803	—	372	372	419	0.2%
Salamanca Infrastructure Finance, LLC
9.55%	10/1/2024	7,130,882	—	7,120	7,111	—	3.0%
9.55%	3/27/2025	203,880	—	204	203	96	0.1%

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (continued)

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)(d)	% of Net Assets
9.55%	6/27/2025	322,148	—	$322	$321	$—	0.1%
South Green Haven Solar 1, LLC	3/27/2025	390,250	—	390	390	—	0.2%
Spearmint Renewable Development Company, LLC
Tranche A
13.75%	7/1/2024	1,091,883	—	1,079	1,092	—	0.5%
13.75%	7/1/2024	923,984	—	907	924	—	0.4%
Tranche B
10.75%	7/1/2024	4,680,302	—	4,661	4,661	—	2.0%
10.75%	7/1/2024	3,931,969	—	3,923	3,923	—	1.7%
SRC Construction Borrower 3, LLC	10/18/2024	3,407,070	—	3,358	3,340	—	1.4%
SRC Construction Borrower 3, LLC, Unfunded	10/18/2024	1,806,385	—	—	—	1,806	0.0%
SunZia Upper Co., LLC	4/4/2024	10,000,000	—	10,000	10,000	—	4.3%
Tres Energy, LLC	3/31/2025	3,535,032	—	3,463	3,457	—	1.5%
Tres Energy, LLC, Unfunded	3/31/2025	6,369,427	—	17	17	6,369	0.0%
Trumbull Holdco 2, LLC	8/8/2024	14,543,100	—	14,480	14,513	—	6.2%
VCRDX Data Center 1, LLC
9.80%	1/31/2025	3,924,882	—	3,928	3,927	—	1.7%
9.80%	1/31/2025	4,718,329	—	4,722	4,721	—	2.0%
9.80%	1/31/2025	3,964,328	—	3,967	3,966	—	1.7%
9.80%	1/31/2025	4,765,749	—	4,769	4,768	—	2.0%
VDC OH11 Holdco, LLC	6/18/2025	5,000,000	—	4,975	4,975	—	2.1%
VDC OH11 Holdco, LLC, Unfunded	6/18/2025	5,000,000	—	—	—	5,000	0.0%
Yager Road Whiteside Solar 1, LLC	3/27/2025	415,636	—	416	416	—	0.2%
Total				$195,949	$197,019	$62,943	83.9%
(a)	The securities include Investment Funds and private debt investments. The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of infrastructure.
(b)	Initial acquisition date as shares are purchased at various dates.
(c)	At June 30, 2025, the Fund has an additional outstanding unfunded commitment of $5 million related to a new Investment Fund.
(d)	Unfunded Commitments approximate their fair values.
Security	Lock Up Applicable at Period End	Investment Liquidity	Redemption Frequency(a)
AIGA Climate Fund I, LP	None	The fund may offer redemption requests with new capital raise periods.
DigitalBridge Credit II (Onshore), LP	Full	Closed-end fund which terminates July 31, 2031, subject to one additional one-year extension at the discretion of the Fund’s manager.	N/A
QIC Infrastructure Debt Fund II	Full	Closed-end fund which terminates December 1, 2033, subject to two additional one-year extensions at the discretion of the General Partner.	N/A
(a)	The investment funds provide redemptions at the frequency listed at the investment managers discretion.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (concluded)

Commitments and Contingencies. As of June 30, 2025, the Fund had unfunded commitments to fund delayed draw and revolving debt of $49,314,788.
Investment and Type	Rate on Unfunded Portion	Par Amount	Fair Value
Anacott Solar, LLC, Unfunded, 12/26/2025	0.00%	$162,149	$0
Broadlea Road Solar 1, LLC, Unfunded, 3/20/2026	0.00%	175,079	0
Budderfly SPV I, LLC, Unfunded,12/20/2028	1.00%	1,085,000	4,405
Chester Solar 1, LLC, Unfunded, 3/13/2026	0.00%	169,113	0
CoreWeave CAC IV, LLC, Unfunded, 9/29/2025	0.50%	5,222,434	104,855
Cottage Grove North Solar 1, LLC, Unfunded, 9/20/2025	0.00%	261,017	0
Cottage Grove South 1, LLC, Unfunded, 9/20/2025	0.00%	129	0
FlashParking AssetCo SPV, LLC, Unfunded, 8/23/2027	1.50%	7,741,950	38,710
Geranium Solar, LLC, Unfunded, 11/21/2025	0.00%	205,753	0
Glass Routes, LLC, Unfunded, 5/9/2028	2.00%	17,333,333	0
Goshen Solar 1, LLC, Unfunded, 6/14/2026	0.00%	99,156	0
Goshen Solar 2, LLC, Unfunded, 6/25/2026	0.00%	370,360	0
Gougar Road Solar 1, LLC, Unfunded, 3/13/2026	0.00%	2,022	0
Hillview Drive Solar, LLC, Unfunded, 3/20/2026	0.00%	235,704	0
MRP Buyer, LLC, Unfunded, 6/4/2032	0.00%	508,065	0
Regis Laureles, LLC, Unfunded, 1/9/2026	0.00%	251,740	0
Regis Leakey, LLC, Unfunded, 1/9/2026	0.00%	445,829	0
Regis Mason, LLC, Unfunded, 10/9/2025	0.00%	438,521	0
Regis Medina Lake, LLC, Unfunded, 1/9/2026	0.00%	349,298	0
Regis Medina, LLC, Unfunded, 1/9/2026	0.00%	432,926	0
Regis Muenster, LLC, Unfunded, 10/9/2025	0.00%	279,640	0
Regis Utopia, LLC, Unfunded, 1/9/2026	0.00%	418,662	0
Salamanca Infrastructure Finance, LLC, Unfunded, 10/1/2030	1.00%	96,258	0
SRC Construction Borrower 3, LLC, Unfunded, 07/24/2028	1.75%	1,806,385	0
Tres Energy, LLC, Unfunded, 9/30/2025	1.00%	6,369,427	17,015
VDC OH11 Holdco, LLC, Unfunded, 6/18/2026	1.25%	5,000,000	0
Name Change - Effective July 29, 2025, the Fund’s name was changed from Versus Capital Infrastructure Income Fund to Harrison Street Infrastructure Income Fund. The Adviser's name was also changed from Versus Capital Advisors LLC to Harrison Street Private Wealth LLC. The investment objective and principal investment strategies of the Fund have not changed.